Exhibit 32.2

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Steven C. Greenley, Chief Executive Officer of Spire Missouri Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended December 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended December 31, 2025, fairly presents, in all material respects, the financial condition and results of operations of Spire Missouri Inc.

Date:	February 3, 2026	Signature:	/s/ Steven C. Greenley
Steven C. Greenley
Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Melinda S. Rush, Chief Financial Officer and Assistant Treasurer of Spire Missouri Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended December 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended December 31, 2025, fairly presents, in all material respects, the financial condition and results of operations of Spire Missouri Inc.

Date:	February 3, 2026	Signature:	/s/ Melinda S. Rush
Melinda S. Rush
Chief Financial Officer and Assistant Treasurer